EDGW Overview www.edgewater.com January 2007

www.edgewater.com Safe Harbor Language Certain statements contained in this presentation and in the subsequent discussion that are not statements of historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words - "believe", "expect", "anticipate", "intend", "will", and similar expressions are examples of words that identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding our future financial position, growth including acquisitions, potential margin improvements, business strategy, revenue goals and profitability as of today's date. These forward looking statements are based on our current beliefs, as well as assumptions we have made based upon information currently available to us. Actual results could vary significantly from those results implied, stated or projected in any such forward looking statements for a variety of reasons, including those set forth in our press releases and SEC filings, and we are not obligated to update these forward-looking statements made as of today to conform these statements for intervening events.

www.edgewater.com Who We Are Who We Are Niche Provider of Premium IT Consulting Services - Focus on middle market - Average project size $3m and below - Fill the gap between large IT and small regional boutiques Background - Founded: 1992 - Headquarters: Wakefield, MA - Regional Office - Acquired by StaffMark: 1999 - Became the Parent: 2001 - NASDAQ: EDGW

www.edgewater.com Key Differentiators Key Differentiators Proven Adaptability to Shifting Economic Conditions Industry-domain Experience Paired with Technology Expertise Middle-market Focus Unique Mix of Services

Conceptual View Business Consulting Business Consulting Verticals Verticals Research Advisory Mergers & Acquisitions PMO/PM Corporate Performance Management Corporate Performance Management Edgewater Strategy Strategy Business Process Improvement Business Intelligence Business Intelligence Applications Applications Analytics Scorecarding KPIs Planning Forecasting Budgeting ETL Data Governance Business Continuity Data Repositories Data Services Data Services Technical Consulting Technical Consulting Architectural Build Architectural Build Infrastructure Services Infrastructure Services IT Audits/Security Remediation IT Assessments Remote Svs/Support SOA .Net Java Dashboards Transactional Analytics Data Quality Financial Svs Insurance Healthcare/ Life Sciences Hospitality Higher Ed CPG/Mfg Emerging Info/Media Retail

www.edgewater.com Spectrum of Services Execute Two Avenues of Growth

www.edgewater.com Organic Strategy 2006 28% Services Revenue Growth* 2007 Planned Investments - Leverage Informatica Partnership/Training - Grow Data Services Practice - Roll-out Business Continuity Offering - Marketing / Resources Student Loan - Expand Architectural Services - Million $ Circle * Based on the quarterly results for First Nine Months 2006, compared to First Nine Months 2005, without giving effect to results from National Decision Systems acquisition completed in February 2006.

www.edgewater.com Acquisition Strategy Completed Two Strategic Acquisitions - National Decision Systems (February ’06) • Business Process Consulting • Major Offerings: Merger & Acquisition Consulting; Business Process Improvement; Research Advisory Services; Project Management & Program Management Office • Strengthen EDGW Vertical Expertise in Hospitality; CPG and Financial Services • Accretive - Ranzal & Associates (October ’04) • BI/CPM/BAM Horizontal • Strategic Partnership with Hyperion • Fast Path to the CFO Suite • Accretive

www.edgewater.com Acquisition Strategy Go-forward Acquisition Guidelines - Add to Premium Services - Enhances Geography/Vertical Expertise - Sweet Spot - $10m to $20m in Revenue - Accretive

Corporate Profile

Background

- Exchange: NASDAQ
- Ticker: EDGW
- Founded: 1992
- IPO: 1996
- Customers: 175
- Employees: 314*
  **261 Billable Consultants*

- Corporate Headquarters:
  Wakefield, MA
- Consulting Offices:
  AR; CT; FL; NH; NY; VA

Fiscal Year 2006
Financial Highlights (thru 9 months):

- Total Revenue: $44.4M
- Services Revenue: $41.9M
- Svc. Revenue Growth: 49%
- EPS fm Continuing Ops: $0.18
- EPS – Diluted: $0.17
- Svc. Gross Margins: 41.9%
- Utilization: 78.5%
- New Customers: 47

Fiscal Year 2005 (thru 9 months):

- Total Revenue: $31.0M
- Services Revenue: $28.2M
- EPS fm Continuing Ops: $0.10
- Svc. Gross Margins: 46.8%
- Utilization: 81.9%

10

EDGEWATER TECHNOLOGY
www.edgewater.com

www.edgewater.com Q3 ‘06 Q3 ‘05 Growth % Revenue & Gross Profit: Total Revenue $15.2 M $11.5 M 32% Service Revenues $14.4 M $10.5 M 37% Gross Profit $ 6.5 M $ 4.9 M 35% Svc. Gross Profit Margins 45.2% 46.0% Profitability Metrics: Net Income $ 1.1M $ 0.7M 44% Income fm Continuing Ops $ 1.1M $ 0.4M 158% Cash Net Income * $ 1.4M $ 0.5M 176% Adjusted EBITDA * $ 2.2M $ 0.8M 182% Diluted EPS $ 0.09 $ 0.04** 142% Cash EPS * $ 0.12 $ 0.05 159% Adj. EBITDA per Share * $ 0.19 $ 0.07 164% Selected Balance Sheet Data: 9/30/06 *** 12/31/05 Cash & Securities $28.2 M $33.4 M Total Assets $91.3 M $84.6 M Total Liabilities $ 6.9 M $ 6.5 M Shareholders Equity*** $84.4 M $78.1 M * See Appendix for a reconciliation of Non-GAAP to GAAP measures. ** Excludes $.03 per share related to income fm discontinued operations. *** Reflects the effects of the NDS acquisition completed on February 15, 2006. Key Financial Metrics (as of 9/30/06) Key Financial Metrics (as of 9/30/06)

Financial Performance 7,869 8,959 10,559 11,496 12,111 14,308 14,890 15,163 1,064 188 165 392 435 460 281 414 $0 $4,500 $9,000 $13,500 $18,000 Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Revenue Income from Continuing Operations Quarterly Revenue & Income from Continuing Operations (000's)

Financial Performance Income from Continuing Operations per Diluted Share 0.01 0.02 0.04 0.04 0.03 0.04 0.04 0.09 $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 $0.10 Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06

Financial Performance 299 323 483 509 407 736 913 1,405 769 462 1,051 1,377 716 314 399 2,165 $0 $500 $1,000 $1,500 $2,000 $2,500 Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Cash Net Income Adjusted EBITDA Quarterly Cash Net Income & Adjusted EBITDA (000's) Cash Net Income and Adjusted EBITDA are Non-GAAP financial measures. Refer to the Appendix for a reconciliation of these measures to GAAP Net Income.

Financial Performance Quarterly Diluted Cash EPS & Adjusted EBITDA per Share 0.03 0.03 0.05 0.05 0.04 0.06 0.03 0.04 0.07 0.07 0.09 0.19 0.08 0.12 0.04 0.11 $0.00 $0.05 $0.10 $0.15 $0.20 Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Cash EPS Adjusted EBITDA EPS (excludes SBC) Diluted Cash EPS and Adjusted EBITDA EPS are Non-GAAP financial measures. Refer to the Appendix for a reconciliation of these measures to GAAP Earnings per Share.

75.4% 42.2% 81.5% 45.8% 84.0% 48.6% 80.3% 46.0% 78.5% 41.0% 78.8% 38.7% 77.0% 42.2% 79.9% 45.2% Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Quarterly Utilization & Svc. Gross Margin 100% 60% 40% 20% 80% Financial Performance Target range for Utilization is 78% - 82%

Financial Performance 160 161 183 218 268 258 261 233 $276,261 $224,078 $260,624 100 150 200 250 300 350 Q4 '04 Q1 '05 Q2 ' 05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06* $200,000 $225,000 $250,000 $275,000 $300,000 Billable Headcount Revenue per Billable Consultant Quarterly Consultant Headcount & Annual* Revenue per Consultant *2004 and 2005 data is reflected for full year results. 2006 data is annualized year-to-date data as reflected for the three quarters previously reported for 2006.

www.edgewater.com Edgewater’s Growth Goals Continued Revenue Growth in 2007 Greater Emphasis on Profitability Aspirations of $100m Revenue Run Rate - Not Guidance but a Meaningful Hurdle - Disciplined Growth Strategy

www.edgewater.com EDGW Strengths Strong Operating Metrics Management Aligned with Shareholders - Stock and Options - Performance-based Compensation Strong Balance Sheet (As of 9/30/06) - $28.2m in Cash & Securities - $20.4m Deferred Tax Asset - $2.47 Cash per Share Infrastructure to Support Additional Growth Well Positioned to Execute on Strategy

www.edgewater.com Q4 & Year-end 2006 Results Call Scheduled : February 14, 2007

Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2004 2005 2005 2005 2005 2006 2006 2006 Reported GAAP Net Income 400 $ 188 $ 392 $ 739 $ 281 $ 460 $ 435 $ 1,064 $ Less: Income from Discontinued Operations (236) - - (325) - - - - Add: Amortization of Intangibles 191 191 108 108 108 217 327 327 Add: Stock based compensation 34 33 44 50 102 243 469 242 Less: Related tax effect (90) (90) (61) (63) (84) (184) (318) (228) Cash Net Income1 299 $ 323 $ 483 $ 509 $ 407 $ 736 $ 913 $ 1,405 $ Cash Earnings Per Diluted Share1 0.03 $ 0.03 $ 0.05 $ 0.05 $ 0.04 $ 0.06 $ 0.08 $ 0.12 $ Diluted Shares Outstanding 11,283 10,759 10,639 10,943 11,210 11,335 12,156 11,659 Reconciliation of GAAP Net Income to Cash Net Income and Cash Earnings Per Diluted Share (Non-GAAP) Appendix Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures Footnote: 1 - Cash Net Income and Cash Earnings per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, Net Income or GAAP Diluted Earnings per Share. The Cash Net Income and Cash Earnings per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-term share value. As such, Edgewater views Cash Net Income and Cash Earnings per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance.

Appendix Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures Footnote: 2 - EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share are Non-GAAP financial measures and are not intended to be financial measures that should be regarded as an alternative to, or more meaningful than, either GAAP Operating Income, GAAP Net Income and Net Income per Diluted Share. The EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share measures presented herein may not be comparable to similarly titled measures presented by other companies. Edgewater’s management believes that cash performance is the primary driver of long-term share value. As such, Edgewater views EBITDA, Adjusted EBITDA and Adjusted EBITDA per Diluted Share as important indicators of performance that help investors gain a meaningful understanding of the Company’s core operating results and future prospects, consistent with the manner in which management measures and forecasts the Company’s performance. Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, Mar 31, Jun 30, Sep 30, 2004 2005 2005 2005 2005 2006 2006 2006 Reported GAAP Net Income 400 $ 188 $ 392 $ 739 $ 281 $ 460 $ 435 $ 1,064 $ Less: Income from Discontinued Operations (236) - - (325) - - - - Add: Income Tax Provision - 126 261 275 188 302 294 709 Add: Deprecation & Amortization Expense 302 304 246 288 208 345 461 454 Less: Interest Income (186) (252) (227) (258) (317) (299) (282) (304) EBITDA2 280 366 672 719 360 808 908 1,923 Add: Stock based compensation 34 33 44 50 102 243 469 242 Adjusted EBITDA2 314 $ 399 $ 716 $ 769 $ 462 $ 1,051 $ 1,377 $ 2,165 $ Adjusted EBITDA per Diluted Share2 0.03 $ 0.04 $ 0.07 $ 0.07 $ 0.04 $ 0.09 $ 0.11 $ 0.19 $ Diluted Shares Outstanding 11,283 10,759 10,639 10,943 11,210 11,335 12,156 11,659 Reconciliation of GAAP Net Income to Adjusted EBTIDA and Adjusted EBITDA Per Diluted Share (Non-GAAP)